REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 30th day of June, 1998 by and among DELPHI FINANCIAL GROUP, INC., a Delaware corporation ("Delphi") and the stockholders of Matrix Absence Management, Inc., a California corporation ("Matrix"), listed on Schedule A hereto (the "Holders").

     WHEREAS, Delphi and Matrix have entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Matrix will be merged (the "Merger") with and into a newly-formed, wholly-owned subsidiary of Delphi ("Merger Subsidiary") and the Holders will receive pursuant to the Merger, among other things, the shares listed in Schedule A hereto (the "Shares") of Delphi Class A common stock, $.01 par value ("Common Stock"); and

     WHEREAS, in connection with the issuance of the Shares in the Merger, Delphi and the Holders desire to provide for the rights of the Holders with respect to the registration of the Shares according to the terms of this agreement.

     NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Definitions.


     1.1. The term "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     1.2. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     1.3. The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof in accordance with Section 8 hereof.

     1.4. The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.


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                                      -2-


     1.5. The term "Registrable Securities" means (i) the Shares held by each Holder and (ii) any shares of Common Stock issued prior to the effective date of the Registration Statement (as defined below) as a dividend or other distribution with respect to, in exchange for or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's registration rights are not assigned; provided, however, that any Shares sold pursuant to an effective registration statement or pursuant to Rule 144 or 145 under the Securities Act shall cease to be Registrable Securities.

     1.6. The term "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     1.7. All other capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement to which this Agreement is attached as Exhibit E.

     2. Registration.

     2.1. Delphi shall prepare and, on or prior to the date which is 30 days after the Effective Date, file with the Commission a registration statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the then outstanding Registrable Securities then held by each Holder (the "Registration Statement"), and shall use commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as reasonably practicable thereafter.

     2.2. A Holder may inform Delphi in writing that such Holder wishes to exclude all or a portion of its Registrable Securities from the Registration Statement.

     2.3. The registration of the Registrable Securities provided for in this
Section 2 shall not be underwritten.

     3. Obligations of Delphi. Delphi shall, as expeditiously as reasonably possible:

     3.1. Before filing the Registration Statement or prospectus or any amendments or supplements thereto, provide copies of such documents to counsel selected by the Holders.


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                                      -3-


     3.2. Once declared effective, keep the Registration Statement continuously effective under the Securities Act until the earlier of the expiration of two years after the Effective Date or the date on which this Agreement has terminated with respect to all the Holders of Registrable Securities (such period is hereinafter referred to as the "Effectiveness Period"). In the event that, in the reasonable judgment of Delphi, it is advisable to suspend use of the prospectus relating to the Registration Statement for a discrete period of time (a "Deferral Period") due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which Delphi believes public disclosure will be prejudicial to Delphi, Delphi shall, if the circumstances giving rise to such Deferral Period are within Delphi's control, at least three trading days prior to the first day of such Deferral Period, or otherwise, as soon as reasonably practicable, deliver a notice in writing to each Holder to the effect of the foregoing (but in no event shall Delphi be obligated to disclose to the Holders the facts and circumstances giving rise to the foregoing) and, upon receipt of such notice, each Holder agrees not to dispose of such Holder's Registrable Securities covered by the Registration Statement (other than in transactions exempt from the registration requirements under the Securities Act) until the Holders are advised in writing by Delphi that use of the prospectus may be resumed; provided, however, that the aggregate number of days in any such Deferral Period or Deferral Periods shall be no more than 60 in any 12-month period.

     3.3. Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

     3.4. Furnish to the Holders covered by the Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities.

     3.5. Use its commercially reasonable efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such United States jurisdictions as shall be reasonably requested by the Holders thereof and keep such registrations and qualifica-


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                                      -4-


tions in effect during the Effectiveness Period; provided that Delphi shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     4. Obligations of the Holders; Procedures for Sales of Shares Under the Registration Statement.

     4.1. It shall be a condition precedent to the obligations of Delphi to take any action pursuant to this Agreement that the selling Holders shall furnish to Delphi such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

     4.2. For any offer or sale of any of the Registrable Securities under the Registration Statement by a Holder in a transaction that is not exempt under the Securities Act, the Holder, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (together with any amendment of or supplement to such prospectus) of Delphi covering the Registrable Securities, in the form furnished to the Holder by Delphi, to the purchaser of any of the Registrable Securities on or before the settlement date for the purchase of such Registrable Securities.

     4.3. Upon the receipt by a Holder of any notice from Delphi of (1) the existence of any fact or the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (2) the issuance by the Commission of any stop order or injunction suspending or enjoining the use or the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, or the taking of any similar action by the securities regulators of any state or other jurisdiction, or (3) the request by the Commission or any other federal or state governmental agency for amendments or supplements to the Registration Statement or related prospectus or for additional information related thereto, such Holder shall forthwith discontinue disposition of such Holder's Registrable Securities covered by the Registration Statement or related prospectus (other than in transactions exempt from the registration requirements under the Securities Act) until such Holder's re-


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                                      -5-


ceipt of the supplemented or amended prospectus or until such Holder is advised in writing by Delphi that the use of the applicable prospectus may be resumed. In such a case, subject to Section 3.2, Delphi shall as promptly as reasonably practicable (i) prepare an amendment to correct or update the prospectus, (ii) use its commercially reasonable efforts to remove the impediments referred to in subclause (2) above, or (iii) comply with the requests referred to in subclause
(3) above.

     5. Expenses. Delphi shall bear and pay all expenses incurred by Delphi in connection with any registration, filing or qualification of Registrable Securities with respect to the Registration Statement for each Holder thereof (which right may be assigned as provided in Section 8 hereof), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, fees and disbursements of counsel for Delphi, blue sky fees and expenses, including fees and disbursements of counsel related to all blue sky matters, and the expenses of providing materials pursuant to Section 3.4 hereof, but excluding the fees and disbursements of counsel for the selling Holders, stock transfer taxes that may be payable by the selling Holders, and all underwriting discounts and commissions relating to Registrable Securities, which shall be borne by the Holders.

     6. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying the Registration Statement as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     7. Indemnification. In the event any Registrable Securities are included in the Registration Statement under this Agreement:

     7.1. To the extent permitted by law, Delphi will indemnify and hold harmless each Holder of such Registrable Securities, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supple-


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                                      -6-


ments thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Delphi of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Delphi will reimburse each such Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Delphi (which consent shall not be unreasonably withheld), nor shall Delphi be liable in any such case for any such loss, claim, damage, liability or action, or any related expense, to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any such Holder.

     7.2. To the extent permitted by law, each selling Holder will indemnify and hold harmless Delphi, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls Delphi within the meaning of the Securities Act, and any other Holder selling securities in the Registration Statement against any losses, claims, damages or liabilities (joint or several) to which Delphi or any such director, officer or controlling person, or other such Holder may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by Delphi or any such director, officer, controlling person, or other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this Section 7.2 exceed the net pro-


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                                      -7-


ceeds received by such Holder from the sale of Registrable Securities as contemplated hereunder.

     7.3. Promptly after receipt by a party entitled to indemnification under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such indemnified party, which firm shall be designated in writing by a majority in number of shares of Registrable Securities held by the Holders, if the Holders are the indemnified parties, or by Delphi, if it is the indemnified party, and shall be reasonably satisfactory to the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.

     7.4. The obligations of Delphi and the Holders under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to the Registration Statement under this Agreement, and otherwise.

     8. Assignment of Registration Rights. The rights to cause Delphi to register Registrable Securities pursuant to this Agreement may not be assigned by any Holder without the prior written consent of Delphi, except in connection with a Permitted Transfer as contemplated by the Merger Agreement.


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     9. Termination of Registration Rights. Delphi's obligations pursuant to this Agreement (other than those in Section 7) shall terminate as to any Holder of Registrable Securities on the earlier of (i) when the Holder can sell all of such Holder's Registrable Securities pursuant to Rule 144 or 145 under the Securities Act during any 90-day period or (ii) the expiration of the Effectiveness Period.


     10. Miscellaneous.


     10.1. Successors and Assigns. Except as otherwise provided herein, the terms of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     10.2. Notices. Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by facsimile transmission (with receipt confirmed), or overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other in accordance with this Section 10.2):

         If to Delphi:      Delphi Financial Group, Inc.
                            1105 North Market Street, Suite 1230
                            P.O. Box 8985
                            Wilmington, Delaware 19899

                            Facsimile No.:  (302) 427-7663
                            Attention: President

         with copies to:    Delphi Capital Management, Inc.
                            650 Madison Avenue
                            New York, NY 10022

                            Facsimile No.:  (212) 838-7598
                            Attention: President


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                                      -9-


                            Cahill Gordon & Reindel
                            80 Pine Street
                            New York, NY 10005

                            Facsimile No.:  (212) 269-5420
                            Attention:  Geoffrey E. Liebmann, Esq.


         If to the Holders: John H. Payne
                            P.O. Box 8895
                            16517 Via Lago Azul
                            Rancho Santa Fe, CA 92067

                            David F. Nolan
                            1289 Mokelumne Place
                            San Jose, CA 95120

                            Martin A. Grable
                            18400 Overlook Road, #65
                            Los Gatos, CA 95030

                            Thomas E. Sitter
                            1125 Taylor Street, Suite 5
                            San Francisco, CA 94108

         with a copy to:    Graham & James LLP
                            600 Hansen Way
                            Palo Alto, California 94304

                            Facsimile No.:  (650) 856-3619
                            Attention:  Joe C. Sorenson, Esq.

     10.3. Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom such waiver is sought to be enforced. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     10.4. Severability. If one or more provisions of this Agreement are held to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement


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shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     10.5. Entire Agreement; Amendments.

     (a) Except as otherwise provided herein, this Agreement contains the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.

     (b) Any term of this Agreement may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Delphi and the holders of a majority of the Registrable Securities then outstanding. Any amendment effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and Delphi.

     10.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     10.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.8. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Any reference in this Agreement to a statutory provision or rule or regulation promulgated thereunder shall be deemed to include any similar successor statutory provision or rule or regulation promulgated thereunder.




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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   DELPHI FINANCIAL GROUP, INC.


                                   By: /s/ Robert M. Smith, Jr.
                                       -----------------------------------
                                       Name:   Robert M. Smith, Jr.
                                       Title:  Vice President



                                   HOLDERS:

                                   /s/ John H. Payne
                                   ---------------------------------------
                                   John H. Payne

                                   /s/ David F. Nolan
                                   ---------------------------------------
                                   David F. Nolan

                                   /s/ Martin A. Grable
                                   ---------------------------------------
                                   Martin A. Grable

                                   /s/ Thomas E. Sitter
                                   ---------------------------------------
                                   Thomas E. Sitter





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                                   SCHEDULE A
                        TO REGISTRATION RIGHTS AGREEMENT


         Name of Holder                     Number of Registrable Securities

         John H. Payne                           186,253
         David F. Nolan                           75,388
         Martin A. Grable                         53,215
         Thomas E. Sitter                         70,954